DIGITAL REALTY TRUST, INC.
FOUR EMBARCADERO CENTER, SUITE 3200
SAN FRANCISCO, CA 94111

May 6, 2019

Andrew P. Power
c/o Digital Realty Trust, Inc.
Four Embarcadero Center, Suite 3200
San Francisco, California 94111

Re: AMENDMENT TO EMPLOYMENT TERMS

Dear Andy:

This letter amendment (the “Amendment”) to that certain employment letter agreement by and between you and the Company, dated as of April 16, 2015 (the “Original Agreement”), is made and entered into as of the date first set forth above (the “Amendment Effective Date”) by and among you, on the one hand, and Digital Realty Trust, Inc. (the “REIT”) and DLR LLC (the “Employer” and, together with the REIT, the “Company”), on the other hand.

Effective as of the Amendment Effective Date, Section 1 of the Original Agreement is hereby deleted and replaced in its entirety with the following:

1.    TERM. Subject to the provisions for earlier termination hereinafter provided, your employment hereunder shall be for a term (the “Term”) commencing on the Effective Date and ending on June 30, 2019.
Except as expressly amended by this Amendment, the terms and conditions of the Original Agreement are hereby ratified, and shall remain in full force and effect with no interruptions in effectiveness from the Effective Date for the duration of the Term. Capitalized terms used, but not otherwise defined, in this Amendment shall have the meanings ascribed thereto in the Original Agreement. Effective as of the Amendment Effective Date, all references to the term “Agreement” shall mean the Original Agreement, as amended by this Amendment.

Please confirm your agreement to the foregoing by signing and dating this Amendment in the space provided below for your signature and returning it to Cindy Fiedelman.

Sincerely,

DLR, LLC,
a Maryland limited liability company

Digital Realty Trust, L.P.,
a Maryland limited partnership,
its Managing Member

Digital Realty Trust, Inc.,
a Maryland corporation,
its General Partner

By:/s/ Cindy Fiedelman
Cindy Fiedelman
Chief Human Resources Officer

Accepted and Agreed,

By: /s/ Andrew P. Power
Andrew P. Power

Date: May 6, 2019

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